AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2025.

No. 333-61001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 33	☒

and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No.	☐

Invesco QQQ TrustSM, Series 1
(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (800) 983-0903
Adam Henkel, Esquire
3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

With Copies to:
Alan P. Goldberg Stradley Ronon Stevens & Young LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Eric S. Purple Stradley Ronon Stevens & Young LLP 2000 K Street, NW, Suite 700 Washington, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory note:  This post-effective amendment is being filed to reflect proposed changes in the Fund's operations related to proposals to, among other changes, amend the Fund's governing instruments. If such proposals are approved by shareholders, the amendments would result in a change of the Fund's classification under the Investment Company Act of 1940 from a unit investment trust to an open-end management company.

Subject to Completion – dated August 26, 2025

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus	[____], 2025

QQQ         Invesco QQQ Trust, Series 1       The Nasdaq Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents [to be updated]

Summary Information

Additional Information About the Fund’s Strategies and Risks

Tax Structure of ETFs

Portfolio Holdings

Management of the Fund

How to Buy and Sell Shares

Frequent Purchases and Redemptions of Shares

Dividends, Other Distributions and Taxes

Distributor

Net Asset Value

Fund Service Providers

Financial Highlights

Index Provider

Disclaimers

Premium/Discount Information

Other Information

Summary Information

Investment Objective
The Invesco QQQ Trust, Series 1 (the “Fund” or “Trust”) seeks to track the investment results, before fees and expenses, of the Nasdaq-100 Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.18%

Other Expenses[1]	None

Total Annual Fund Operating Expenses	0.18%
1 "Management Fees" and "Other Expenses" have been restated to reflect current fees.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [__]% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest substantially all of its assets in the securities that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Underlying Index are common stocks and tracking stocks as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Securities of companies organized as real estate investment trusts (“REITs”), securities of Special Purpose Acquisition Companies (“SPACs”), and “when-issued” securities are not eligible for inclusion in the Underlying Index.

The Underlying Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark (“ICB”). The Underlying Index weights its component securities using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no component
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security may exceed 24% of the weight of the Underlying Index. As of [___], 2025, the Underlying Index was comprised of [__] constituents with market capitalizations ranging from $[__] billion to $[__] trillion.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

[Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.] As of [__], the Fund had significant exposure to the information technology sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of investing in the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly.

Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For
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example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S.
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securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Effective [_____, 2025], the Fund was reclassified as an open-end management investment company; prior to that date, the Fund operated as a unit investment trust (“UIT”). The Fund had the same investment objective and substantially similar investment policies, but differing expenses, when operating as a UIT. The returns shown for periods ending prior to [___, 2025] reflect the Fund’s operation as a UIT.

Updated performance information is available online at www.invesco.com/ETFs.

Annual Total Returns—Calendar Years

[Table to be inserted]

	Period Ended	Returns
Year-to-date	[__]	[__]%
Best Quarter	[__]	[__]%
Worst Quarter	[__]	[__]%

Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Return Before Taxes	[__]%	[__]%	[__]%
Return After Taxes on Distributions	[__]	[__]	[__]
Return After Taxes on Distributions and Sale of Fund Shares	[__]	[__]	[__]
Nasdaq-100® Index (reflects no deduction for fees, expenses or taxes)	[__]	[__]	[__]
NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)	[__]	[__]	[__]
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	[__]	[__]	[__]

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After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).

Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	[October 2025]

Michael Jeanette	Head of North America Equities and Senior Portfolio Manager of the Adviser	[October 2025]

Pratik Doshi, CFA	Senior Portfolio Manager of the Adviser	[October 2025]

Tony Seisser	Senior Portfolio Manager of the Adviser	[October 2025]

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”). The Fund issues Creation Units in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.

Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or
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other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies
The Fund will invest substantially all of its assets in securities that comprise the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.

As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Additional information about the construction of the Underlying Index is set forth below.

The Nasdaq-100 Index®

The Underlying Index includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Non-financial companies are all companies except for those classified as “financials” according to ICB, a product of FTSE International Limited. The Underlying Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It excludes financial companies, including investment companies. Security types generally eligible for inclusion in the Underlying Index are common stocks and tracking stocks as well as ADRs that represent securities of non-U.S. issuers. Securities of companies organized as REITS, securities of SPACs, and “when-issued” securities are not eligible for inclusion in the Underlying Index. There is no minimum market capitalization requirement for inclusion in the Underlying Index.

To be eligible for inclusion in the Underlying Index, a security must meet additional criteria, including:

■  the security must have a three-month average daily traded value of at least $5 million;

■  the security may not be issued by an issuer currently in bankruptcy proceedings;

■  the issuer’s securities must have a minimum free float of at least 10% (i.e., at least 10% of the outstanding shares of such company can be publicly traded and are not otherwise restricted);

■  the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for inclusion in the Underlying Index and where the transaction is imminent as determined by the Index Provider;

■  if an issuer has listed multiple security classes, all security classes are eligible, subject to meeting all other eligibility criteria; and

■  the security must have traded for at least three full calendar months, not including the month of initial listing, on an eligible exchange (such as The Nasdaq Stock Market LLC, New York Stock Exchange, NYSE American or Cboe BZX), and is determined as of the constituent selection reference date, including that month.

The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. To be eligible for inclusion in the Underlying Index, a security must meet the above eligibility criteria based on data as of the last trading day in November. The Underlying Index is calculated under a “modified market
6

capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. At the annual weight adjustment, no security may exceed 15% of the Underlying Index. At the quarterly weight adjustment, no issuer may exceed 24% of the weight of the Underlying Index. The Underlying Index is reweighted quarterly in March, June, September and December after the close of trading on the third Friday in those respective months. The reweighting process uses data regarding the total outstanding shares and last sale price of all component securities as of the last trading day of the month prior to the reweighting (i.e., February, May, August and November, respectively). However, a special reweighting may be conducted at any time if certain weighting restrictions are exceeded based on end-of-day values. In addition, securities may be removed from the Underlying Index outside of a scheduled rebalance in certain situations, including, for example, if the Index Provider determines that a security has or will undergo a fundamental alteration that would make it ineligible for inclusion in the Underlying Index, or if it is determined to be necessary to maintain the integrity of the Underlying Index. Furthermore, certain corporate actions and events of issuers in the Underlying Index may require maintenance and adjustments to the Underlying Index.

The Fund is rebalanced and reweighted in accordance with the Underlying Index.

Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.

Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.

Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which an underlying fund invests.

Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.

Index Risk. Unlike many investment companies that are “actively managed,” the Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed,
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respectively, from the Underlying Index, even if that security generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.
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Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Non-Diversified Fund Risk. Because the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.

Foreign securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.

From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.

ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times
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of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.

The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.

Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or that Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to the Fund’s NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.

In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities
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or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.

Non-Principal Investment Strategies
Although the Fund will invest substantially all of its assets in securities that comprise the Underlying Index, it may invest certain of its assets, at times, in cash and cash equivalents.

The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.

The Fund’s investment objective constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of the Trust may change without shareholder approval upon 60 days’ prior written notice to shareholders.

The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”

Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.

Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on Authorized Participants, such costs may decrease the Fund's NAV.
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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.

Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of
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Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may use the collateral to acquire a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.

The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.
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Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund

Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Trust, as well as to Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco India Exchange-Traded Fund Trust. This family of ETFs, including the Trust, had combined assets under management of $[__] billion as of [___], 2025.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Michael Jeanette, Pratik Doshi, CFA and Tony Seisser (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.

Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.

Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.

■  Peter Hubbard, Head of Equities and Director of Portfolio Management of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since [October] 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.

■  Michael Jeanette, Head of North America Equities and Senior Portfolio Manager of the Adviser, has been responsible for the management of the Fund since [October] 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.

■  Pratik Doshi, CFA, Senior Portfolio Manager of the Adviser, has been responsible for the management of the Fund since [October] 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.

■  Tony Seisser, Senior Portfolio Manager of the Adviser, has been responsible for the management of the Fund since [October] 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2014 and has been associated with the Adviser since 2013.

The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.18% of its average daily net assets (the “Advisory Fee”).

The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, acquired fund fees and expenses, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including proxy expenses (except for
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such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund will be available on the Fund’s website and filed on the Fund’s Form N-CSR for the fiscal [year/period] ending [____, 20__].

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Shares trade on the Exchange under the symbol “QQQ.”

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.

The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate as set forth under its governing instruments and without shareholder approval.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.
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Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains.

The Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading, and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:

Fund Tax Basics
■  The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■  Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.

■  Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.

■  A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■  The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

■  Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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■  Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.

■  If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.

■  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.

■  At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

■  By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

■  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

■  You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■  Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.

■  If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

■  Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.

■  Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a
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shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

■  The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.

Taxes on Purchase and Redemption of Creation Units
An AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNYM”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.

Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services
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generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.

At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.

Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers

BNYM, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

[__], [__], serves as the Fund’s independent registered public accounting firm. [__] is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past [five fiscal years and the semiannual period ended [__], 2025.] Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by [__]. [The information for the semiannual period ended [__] 2025, has not been audited.] [   ]’s report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Annual Report, which is available upon request.
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[The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. In addition, all such adjustments are of a normal recurring nature.]

[TO BE INSERTED]

Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider.

Disclaimers

The Trust’s Shares are not sponsored, endorsed, sold or promoted by Nasdaq and its affiliates. Nasdaq and its affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Shares. Nasdaq and its affiliates make no representation or warranty, express or implied to the shareholders of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly, or the ability of the Underlying Index to track general stock market performance. Nasdaq’s and its affiliates’ only relationship to the Adviser is in the licensing of the trademarks and service marks “Nasdaq-100 Index®,” “Nasdaq-100®,” “Nasdaq®,” “The Nasdaq Stock Market®,” “Invesco QQQ ShareSM,” “QQQ®,” “Invesco QQQ SharesSM,” or “Invesco QQQ TrustSM” and the use of the Underlying Index which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Shares. Nasdaq and its affiliates have no obligation to take the needs of the Adviser or the shareholders of the Shares into consideration in determining, composing or calculating the Underlying Index. Nasdaq and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. Nasdaq and its affiliates have no liability in connection with the administration, marketing or trading of the Shares.

Nasdaq and its affiliates do not guarantee the accuracy and/or the completeness of the Underlying Index or any data used to calculate the Underlying Index or determine the Underlying Index components. Nasdaq and its affiliates do not guarantee the uninterrupted or undelayed calculation or dissemination of the Underlying Index. Nasdaq and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Nasdaq and its affiliates do not guarantee that the Underlying Index accurately reflects past, present, or future market performance. Nasdaq and its affiliates make no warranty, express or implied, as to results to be obtained by the Adviser, the Trust, shareholders of the Shares, or any other person or entity from the use of the Underlying Index or any data included therein. Nasdaq and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use, with respect to the Underlying Index or any data included therein. Nasdaq and its affiliates make no representation or warranty, express or implied, and bear no liability with respect to the Shares. Without limiting any of the foregoing, in no event shall Nasdaq or its affiliates have any liability for any lost profits or indirect, punitive, special, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.
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Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available on the Fund’s website at www.invesco.com/ETFs.

Other Information

Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on required forms filed with the SEC. In the Fund’s most recent Annual Report (filed on Form N-30B-2), you will find the Fund’s annual financial statements, and in subsequent Annual Reports to be filed with the SEC, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal year. In Form N-CSR, when available, you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

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Write:	Invesco QQQ TrustSM, Series 1
c/o Invesco Distributors, Inc.
11 Greenway Plaza
Houston, Texas 77046-1173

Visit:	www.invesco.com/ETFs

Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is [   ].

Invesco QQQ TrustSM, Series 1
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-[QQQ]-PRO-1	800.983.0903 @InvescoUS

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion – dated August 26, 2025

Invesco QQQ TrustSM, Series 1

STATEMENT OF ADDITIONAL INFORMATION

Dated [_____, 2025]

This Statement of Additional Information (the “SAI”) for Invesco QQQ Trust, Series 1 (the “Trust” or the “Fund”), relating to the series of the Trust listed below (the "Fund") is not a prospectus. The SAI should be read in conjunction with the prospectus (the “Prospectus”) for the Fund dated [_____, 2025], as the Prospectus may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco QQQ TrustSM, Series 1	The Nasdaq Stock Market LLC	QQQ

Capitalized terms used herein that are not defined have the same meaning as in the Fund’s Prospectus, unless otherwise noted. The audited financial statements for the Fund and the related report of [___________], the Fund’s independent registered public accounting firm, are incorporated into this SAI by reference to the Trust’s annual shareholder report for the fiscal year ended September 30, [     ]. No other portions of the Trust’s annual shareholder report are incorporated by reference into this SAI. [Unaudited financial statements for the Fund for the fiscal period ended [   ] are set forth herein.] A copy of the Trust’s Prospectus, shareholder report, and/or financial statements may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Houston, Texas 77046-1173, by calling toll free 1-800-983-0903, or by visiting the Trust’s website at www.invesco.com/ETFs.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS
[TO BE UPDATED]

Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

EXCHANGE LISTING AND TRADING

INVESTMENT RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS
Investment Strategies
Investment Risks

PORTFOLIO TURNOVER

DISCLOSURE OF PORTFOLIO HOLDINGS

MANAGEMENT

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

ADDITIONAL INFORMATION CONCERNING THE TRUST

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
General
Role of the Authorized Participant
Creations
Creation Orders
Issuance of a Creation Unit
Creation and Redemption Transaction Fees
Redemptions
Redemption Requests
Issuance of Fund Securities
Regular Holidays

TAXES
Taxation of the Fund

DETERMINATION OF NAV

DIVIDENDS AND OTHER DISTRIBUTIONS

MISCELLANEOUS INFORMATION

FINANCIAL STATEMENTS

APPENDIX A

i

GENERAL DESCRIPTION OF THE TRUST

The Trust was formed as the NASDAQ-100 Trust, Series 1 and organized as a New York trust on March 4, 1999 pursuant to a Trust Indenture and Agreement (“Initial Trust Indenture”) between NASDAQ-AMEX Investment Product Services, Inc. and the Bank of New York (subsequently known as The Bank of New York Mellon). The Initial Trust Indenture was amended on March 21, 2007 by Invesco Capital Management LLC (formerly PowerShares Capital Management LLC) (as sponsor replacing NASDAQ-AMEX Investment Product Services, Inc.) and the Bank of New York to change the name of the Trust to PowerShares QQQ Trust, Series 1, and was further amended effective June 4, 2018 to change the name of the Trust to Invesco QQQ Trust, Series 1.

Prior to [DATE], the Trust was classified as a unit investment trust (“UIT”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective [DATE], beneficial owners of the Trust approved amendments to the Initial Trust Indenture that were implemented on [DATE], which had the effect of changing the classification of the Trust under the 1940 Act from a UIT to an open-end management investment company.

The Trust is classified as “non-diversified”, and as such, its investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Trust are referred to herein as "Shares."

The investment objective of the Trust is to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index® (the “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Trust.

The Trust issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares as set forth in the Prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”).

The Trust issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees.  The Trust may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section.

Shares of the Trust are listed on The Nasdaq Stock Market LLC (the “Exchange”). Shares trade throughout the day on the Exchange at market prices that may be below, at, or above NAV. The Trust may decrease the number of Shares in a Creation Unit in the event of its liquidation.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Trust will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) there are fewer than 50 beneficial owners of Shares; (ii) the Trust is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Trust fails to meet certain continued listing standards of the Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Trust.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Trust.

INVESTMENT RESTRICTIONS

The Trust has adopted as fundamental policies the investment restrictions numbered (1) through (7) below. Except as otherwise noted below, the Trust, as a fundamental policy, may not:

(1) Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Trust replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(2) Borrow money, except that the Trust may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Trust’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Trust if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Trust (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Trust from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(iii), and (7), if the Trust adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(iii), and (7), in the event that the Trust’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Trust’s total assets (including the amount borrowed and the collateral received) less the Trust’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Trust’s assets or otherwise, within three days (excluding Sundays and holidays), the Trust will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Trust’s total assets (including the amount borrowed and the collateral received) less the Trust’s liabilities (other than borrowings or loans).

For purposes of classifying the Trust as either a “diversified company” or a “non-diversified company” (as such terms are defined in the 1940 Act), the ultimate issuer of debt securities is determined by the Adviser based on certain factors, such as responsibility for the payment of the obligations of such securities and whether such issuer’s assets and revenues principally back those obligations, and/or other available information.

The foregoing fundamental investment policies cannot be changed as to the Trust without approval by holders of a “majority of the Trust’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Trust’s Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (ii) more than 50% of the Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Trust also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Trust may not:

(1) Sell securities short, unless the Trust owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Trust may obtain such short-term credits as are necessary for the clearance of transactions.

(3) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Trust may invest in the securities of issuers that engage in these activities.

(4) Invest in illiquid investments if, as a result of such investment, more than 15% of the Trust’s net assets would be invested in illiquid investments.

The investment objective of the Trust is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.

In addition to the fundamental and non-fundamental investment restrictions discussed above, Article IX of the Trust’s standard terms and conditions, which are incorporated into the trust indenture and form a part of that document, places additional limits on the ability of the Trust to invest in any “securities” as defined in that document (i.e., publicly traded common stocks and other securities convertible into or representing equity securities of issuers, including contracts to purchase securities), unless those securities are components of the Underlying Index.  These provisions of the Trust’s standard terms and conditions may not be amended without the consent of the beneficial owners of all outstanding shares of the Trust if such amendment would permit, except in accordance with the terms and conditions of Article IX, the acquisition of any securities other than those acquired in accordance with the terms and conditions of Article IX; or reduce the percentage of beneficial owners required to consent to any such amendment.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund's investment objective is to seek to track the investment results, before fees and expenses, of the Underlying Index. The Fund seeks to achieve its investment objective by investing primarily in securities that comprise the Underlying Index.

The Fund operates as an index fund and will not be actively managed. The Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index (a “full replication” methodology).

Investment Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund”, “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio holdings may fluctuate in accordance with changes in the financial condition of the issuers of those portfolio holdings and other factors that affect the market, as applicable.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). The Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Fund is not actively managed, and therefore, the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund holds unless such securities are removed from the Underlying Index.

Borrowing. The Fund may borrow money from a bank or another person up to the limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. If there are unusually heavy redemptions, the Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling securities under these circumstances may result in the Fund having a lower NAV per Share.

China Investment Risk. The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, including the lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region, lack of publicly available information, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. As a result, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies. Further, public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions, such as the coronavirus (“COVID-19”) outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. In addition, any reduction in spending on Chinese products and services, institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

China, including Hong Kong, is designated as a “foreign adversary” of the United States under U.S. regulations, a designation that subjects certain transactions involving information and communications technology to heightened scrutiny and the potential that such transactions may be prohibited. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the United States, may negatively impact the value and liquidity of such securities held by the Fund. Further, from time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors  of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or require the Fund to sell (or conversely, prevent the Fund from purchasing or selling) the securities of the company.

Chinese Variable Interest Entity Investment Risk. Many Chinese companies have created a special structure, which is based in China, known as a variable interest entity (“VIE”) as a means to circumvent limits on direct foreign ownership of equity in Chinese operating companies in certain sectors, such as internet, media, education and telecommunications, imposed by the Chinese government. Typically in such an arrangement, a China-based operating company establishes an offshore “holding” company in another jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is “listed”, on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. The listed holding company enters into service and other contracts with the China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs (such as the Fund), hold stock in the listed holding company rather than directly in the China-based operating company.

The VIE structure allows foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company but without formal legal ownership because the listed holding company’s control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.

Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company’s service and other contractual arrangements with the underlying Chinese operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The contractual arrangements between the VIE and the operating company may not be as effective in providing operational control as direct equity ownership. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs historically have not been formally recognized under Chinese law. Effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.

The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or whether any new laws, rules or regulations relating to VIE structures will be adopted and what impact such laws may have on foreign investors. There is a risk that China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of any associated portfolio holdings would likely suffer substantial, detrimental, and possibly permanent loss.

Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board and the U.S. government, which could significantly decrease the liquidity and value of such securities. Actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the liquidity and value of such securities.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and the Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period. Another means of evaluating the degree of correlation between the returns of the Fund and the Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund's annual return and the return of the Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

An investment in the Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of the Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. Also, to the extent that the Fund were to redeem Creation Units principally for cash, it generally would incur higher costs in selling securities than if it redeemed Creation Units principally in-kind.

It also is possible that, for short periods of time, the Fund may not replicate fully the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of the Fund may not replicate exactly the composition of the Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”).

Certain regulated industries and certain international markets may impose limits on the amount that the Fund may invest and/or vote in an issuer in such industry or market, or that may be invested or voted on an aggregate basis in such an issuer by the Adviser, affiliates of the Adviser and other funds (including ETFs) managed by the Adviser. These limits generally may not be exceeded without a license or other regulatory or corporate consent.

If the Fund, or other funds (including ETFs) managed by the Adviser or affiliates of the Adviser on an aggregate basis, exceeds certain ownership thresholds through transactions undertaken by the Fund, the Adviser or affiliates of the Adviser, or as a result of third-party transactions or actions by a government agency or securities issuer, the Adviser's ability to purchase or dispose of investments for the Fund may be restricted or impaired. This could cause the Fund to experience increased tracking error. Such limitations could also have adverse effects on the Fund's performance and the liquidity of its investments. Efforts by the Adviser to address such ownership limitations could also have adverse tax consequences and may not be successful in reducing the risk of tracking error.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

• Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.

Artificial Intelligence Risk. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact markets, the overall performance of the Fund's investments, or the services provided to the Fund by its service providers (including, without limitation, the Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent). For example, issuers in which the Fund invests and/or service providers to the Fund may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent the Fund invests in companies that are involved in various aspects of AI Technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund or its service providers (including, without limitation, the Fund’s investment adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Fund’s service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Fund and its shareholders could be negatively impacted as a result.

The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. In the first quarter of 2020, the World Health Organization (the “WHO”) recognized COVID-19 as a global pandemic and both the WHO and the United States declared the outbreak a public health emergency. The subsequent spread of COVID-19 resulted in, among other significant adverse economic impacts, instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, employee layoffs and general lack of employee availability, lower consumer demand, and defaults and credit downgrades, all of which contributed to disruption of global economic activity across many industries and exacerbated other pre-existing political, social and economic risks domestically and globally. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID-19 or the occurrence of a similar epidemic or pandemic, are unpredictable and could result in significant and prolonged adverse impact on economies and financial markets in specific countries and worldwide and thereby could negatively affect the Fund’s performance.

Illiquid Investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. For purposes of this 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Fund. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Lending Portfolio Securities. From time to time, the Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated collateral equal to at least

102% (105% for international securities) of the market value, determined daily, of the loaned securities. The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

Although voting rights may pass with the lending of portfolio securities, the Fund will be entitled to call loaned securities, or otherwise obtain rights to vote or consent, when deemed necessary by the Adviser with respect to a material event affecting securities on loan. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in money market instruments, as further described below. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral. The Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service, Inc. ("Moody's")  or “A-1+” or “A-1” by S&P Global Ratings, a division of S&P Global Inc. ("S&P")  or has a similar rating from a comparable rating agency, or if unrated, of comparable quality as the Adviser determines; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Political and Economic Risk. The economies of many countries may not be as developed as that of the United States' economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. Certain companies may operate in, or have dealings with, countries that the U.S. government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies' performance. Further, war and military conflict between countries or in a region, for example the current conflicts in the Ukraine and Middle East, may have an impact on the value of portfolio investments.

Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.

• Risks Related to Russian Invasion of Ukraine.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (“NATO”), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.

Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions led to the removal of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.

The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions have resulted in the decline of the value and liquidity of Russian securities, and a weakening of the ruble, and could impair the ability of the Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.

In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Additionally, Russia, by presidential decree, has caused the transfer of all Russian equity securities to local Russian registrar accounts which could impact the ability of the Fund’s custodian and sub-custodian to provide reasonable care over such securities as required by applicable U.S. regulatory custody requirements. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of the Fund. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.

Due to difficulties transacting in impacted securities, the Fund’s Underlying Index may remove such securities or implement caps on the securities as a result of the actions described above. Consequently, the Fund may experience challenges liquidating the applicable positions to continue to seek the Fund’s investment objective. Such circumstances may lead to increased tracking error between the Fund’s performance and the performance of its Underlying Index. Additionally, due to current and potential future sanctions or potential market closures impacting the ability to trade Russian securities, the Fund may experience higher transaction costs and/or Shares may trade at a premium or discount to the Fund’s NAV.

U.S. Government Obligations. The Fund may invest in short-term U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government.

From time to time, policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. government’s credit rating and ability to service its debt. For example, in May 2025, Moody’s downgraded the U.S.’s credit rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of that entity will be adversely impacted.

Custody and Banking Risks. The Fund’s assets may be maintained with one or more banks or other depository institutions (“banking institutions”), including both US and non-US banking institutions. In addition, the Fund’s assets may be maintained at regional (or mid-size) banking institutions or large banking institutions. Regional banking institutions are generally subject to fewer regulatory safeguards than large banking institutions, causing regional banking institutions to be perceived as having greater credit risk than large banking institutions. The Fund may enter into credit facilities or have other financial relationships with banking institutions. The distress, impairment or failure of one or more banking institutions, whether or not holding the Fund’s assets, may inhibit the ability of the Fund to access depository accounts or lines of credit at all or in a timely manner. Such events can be caused by various factors including negative market sentiment, significant withdrawals, fraud, or poor management. In such cases, the Fund may need to delay or forgo making new investments, or the Fund may need to sell another investment to raise cash when it is not desirable to do so, which could result in lower performance. In the event of such a failure of a banking institution, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of the amounts insured by the FDIC (and similar considerations may apply to banking institutions in other jurisdictions not subject to FDIC protection). In such instances, the Fund may not recover such excess uninsured amounts and instead would only have an unsecured claim against the banking institution and may be able to recover only the residual value of the banking institution’s assets, if any value is recovered at all. The loss of any assets maintained with a banking institution or the inability to access such assets for a period of time, even if ultimately recovered, could be materially adverse to the Fund. In addition, the Adviser may not be able to identify all potential solvency or stress concerns with respect to a banking institution or transfer assets from one bank to another in a timely manner in the event a banking institution comes under stress or fails. It is also possible that the Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to access to capital, economic terms, or otherwise).

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund's holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of its portfolio holdings with the SEC on Form N-PORT. The Trust also is required to disclose a complete schedule of its portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-PORT and Forms N-CSR will be available on the SEC's website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR, when available, can be obtained without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about its portfolio holdings. The Board must approve all material amendments to this policy.

Each business day before the opening of regular trading on the Exchange, the Trust discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for its next calculation of NAV per Share. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Trust’s portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including its custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust; or (ii) in instances when the Trust’s President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Trust’s shareholders and those of the Adviser or the Distributor.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Trust and to provide oversight of the management of the Trust. The Trust currently has nine Trustees. Eight Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and six other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Since 2025	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	[__]	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2025
Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.
				[__]	None.

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2025
Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978- 1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).
				[__]	Trustee Emerita (2017- Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Since 2025	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network	[__]	Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-Present),

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

(social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).

Treasurer (2018-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010- 2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Since 2025	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	[__]	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2025
Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee
[__]
Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-2024); Governing Council Member (2016-2023) and Chair of Education

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

(2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley

Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008- 2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC	Trustee	Since 2025	Formerly, Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing	[__]	Board and Finance Committee Member, (2010-Present), Finance

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
company) (2013-2024); Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers
LLP.
Committee Chair (2024-Present), West Michigan Youth For Christ; formerly, Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-2024).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2025
Formerly, Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-2024); Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community
				[__]	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*  This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

The Interested Trustee, President and Principal Executive Officer of the Trust, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Brian Hartigan—1978 Invesco Capital Management LLC 3500 Lacey Road, Suite700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Since 2025
President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust,
				[__]	None.

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023–Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023 - Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023 – Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020 – Present); Manager and President, Invesco Investment Advisers LLC (2020 – Present) and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020 - 2023); Global Head of ETF Investments (2017 - 2020); Head of Investments-PowerShares (2015 - 2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010 - 2015).

*  Mr. Hartigan is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust.
**  The Interested Trustee serves an indefinite term, until his successor is elected.

The other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adrien Deberghes — 1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2025
Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; Director, Invesco Trust Company (2023-Present); formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos — 1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2025
Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2025
Assistant General Counsel (2024-Present) and Secretary (2020-Present), Invesco Capital Management LLC; Secretary, Invesco Specialized Products LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020); Head of Legal - ETFs, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-2024).

Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2025
Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2025
Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2025
Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*  This is the date the Officer began serving the Trust in his or her current position. Each Officer serves an indefinite term, until his or her successor is elected.

[As of the date of this SAI, none of the Trustees held equity securities in the Trust, except for Mr. Kole, who held over $100,000 in equity securities of the Trust. As of [__], 2025, each Trustee held in the aggregate over $100,000 in equity securities in all of the registered investment companies overseen by the Trustees in the Fund Family. The holdings of Messrs. Bagge, Lim, and Wilson and Mses. Herget and Pace include Shares of certain funds in which they are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.]
As of [DATE], as to each Independent Trustee and his or her immediate family members, [no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust].

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Trust, including oversight of the duties performed by the Adviser for the Trust under the investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. The Board is newly constituted with respect to the Trust following its reclassification from a UIT to an open-end management investment company, and accordingly, neither the Board nor any of its standing committees described below had any meetings with respect to the Trust during the Trust’s most recent fiscal year ended September 30, 2025.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting.

Mr. Bagge, Dr. Barre, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to the Underlying Index, (ii) to review any proposed changes to the Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review the Fund’s market trading activities and portfolio transactions. The Investment Oversight Committee also oversees the Adviser’s process for fair valuing the Trust’s portfolio investments and receives reports from the Adviser regarding the fair valuation of the Trust’s portfolio investments in accordance with the Adviser’s Valuation Procedures, which have been approved by the Board (the “Valuation Procedures”).

Mr. Bagge (Chair), Dr. Barre, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chair of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.”

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and the officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of

Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chair of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge has served as Chair (since 2021) and a member (since 2017) of the Joint Investment Committee of Mission Aviation Fellowship and MAF Foundation, and has served as a member of the Board of Trustees of Mission Aviation Fellowship since 2017. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Hartigan has served as a trustee with the Fund Family since 2024. He has served as Managing Director, Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, and Chief Executive Officer and Principal Executive Officer of the Adviser since 2023. Before that, Mr. Hartigan served as Global Head of ETF Investments of the Adviser since 2015 and held various other senior level positions with the Adviser and its affiliates since 2010. In addition, Mr. Hartigan has served as President and Principal Executive Officer of the Fund Family since 2023. The Board considered Mr. Hartigan’s senior executive positions with the Adviser.

Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee (2000- 2017), Chair (2010-2017) and Trustee Emerita (since 2017) of Newberry Library, and as a member of the Rockefeller Trust Committee since 2002. Previously, she served as Trustee of Chikaming Open Lands (2014-2023), Trustee of Mather LifeWays (2001-2021), as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012- 2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-

1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chair of the Audit Committee with the Fund Family since 2008. Mr. Kole has served as Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-Present), Treasurer (2018-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance from 2015 to 2020, of By The Hand Club for Kids. Mr. Kole also was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015; 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chair of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-2024), Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021) of Independent Directors Council (IDC), an Advisory Board Director of The Alberleen Group LLC (2012-2021), a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. Mr. Wicker has served as a Board and Finance Committee Member (2010-Present) and as the Finance Committee Chair (2024-Present) of West Michigan Youth For Christ, and he served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries from 2013 to 2024. Previously, he was the Executive Vice President and Chief Financial

Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-2024). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chair, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank (2018-2024). He was also Chair and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chair, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chair of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $390,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $130,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $40,000 per year, the chair of the Nominating and Governance Committee receives an additional fee of $35,000 per year and the chair of the Investment Oversight Committee receives an additional fee of $30,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2025, the Retainer for each Independent Trustee was $370,000, the Independent Chair received an additional fee of $120,000 and the chair of the Audit Committee received an additional fee of $35,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

[The Board is newly constituted with respect to the Trust following its reclassification from a UIT to an open-end management investment company; accordingly, the Trust did not pay any fees to the Trustees for its most recent fiscal year ended September 30, 2025]. The following sets forth the estimated compensation to be paid to each Trustee for the fiscal year ending September 30, 2026.

Name of Trustee	Estimated Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Estimated Total Compensation Paid From Fund Complex(1)
Independent Trustees
Ronn R. Bagge	$[__]	N/A	$[__]
Todd J. Barre	$[__]	N/A	$[__]
Victoria J. Herget	$[__]	N/A	$[__]
Marc M. Kole	$[__]	N/A	$[__]
Yung Bong Lim	$[__]	N/A	$[__]
Joanne Pace	$[__]	N/A	$[__]
Gary R. Wicker	$[__]	N/A	$[__]
Donald H. Wilson	$[__]	N/A	$[__]

Interested Trustee
Brian Hartigan	N/A	N/A	N/A
(1)  The amounts shown in this column represent the estimated aggregate compensation to be paid by all of the funds of the trusts in the Fund Family for the fiscal year ending September 30, 2026, before deferral by the Trustees under the DC Plan. [During the fiscal year ended September 30, [2025], Mr. Lim deferred [__]% of his compensation, and Ms. Pace deferred $[__] of her compensation.]

Management Ownership. [As of [DATE], the Trustees and Officers, as a group, owned less than 1% of the Fund’s outstanding Shares].

Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund’s outstanding equity securities as of [DATE].

[INSERT 5% SHAREHOLDERS]

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard, Michael Jeanette, Pratik Doshi, and Tony Seisser are jointly and primarily responsible for the day-to-day management of the Fund.

As of [DATE], Mr. Hubbard managed [__] registered investment companies with approximately $[__] in assets, [__] other pooled investment vehicles with approximately $[__] billion in assets and [__] other accounts with approximately $[__] billion in assets.

As of [DATE], Mr. Jeanette managed [__] registered investment companies with approximately $[__] billion in assets, [__] other pooled investment vehicles with approximately $[__] billion in assets and [__] other accounts with approximately $[__] billion in assets.

As of [DATE], Mr. Doshi managed [__] registered investment companies with approximately $[__]  billion in assets, [__] other pooled investment vehicles with approximately $[__] billion in assets and [__] other accounts with approximately $[__] billion in assets.

As of [DATE], Mr. Seisser managed [__] registered investment companies with approximately $[__] billion in assets, [__] other pooled investment vehicles with approximately $[__] billion in assets and [__] other accounts with approximately $[__] billion in assets.

To the extent that any of these registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.

Because the Portfolio Managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of assets of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the assets to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Manager or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings. [As of [DATE], none of the Portfolio Managers beneficially owned any Shares.]

Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco QQQ Trust, Series 1	0.18%

The Advisory Fee paid by the Fund to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Prior to the reclassification of the Trust from a UIT to an open-end management investment company, the Trust did not have a contractual agreement with an investment adviser to provide investment advisory services. Accordingly, no advisory fees were paid by the Trust for the fiscal years ended September 30, 2025, 2024 and 2023.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Fund or other Invesco ETFs generally. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Fund, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Fund via online platforms. The Adviser, the Distributor, or their affiliates may, from their own assets, provide payments to intermediaries for reimbursement of costs or otherwise support services or other activities that the Adviser, the Distributor and/or their affiliates believe may facilitate investment in the Fund or other Invesco ETFs.

Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, payments to Intermediaries are not financed by the Fund and therefore do not increase the price paid by investors for the purchase of shares of, or the costs of owning, the Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

As of [DATE], the Intermediaries receiving such payments include [Charles Schwab, Equitable Advisors, Jane Street Financial Limited, LPL Financial, Morgan Stanley Smith Barney LLC, National Financial Services LLC, Nitrogen Wealth Inc., Pershing LLC, Raymond James, Sanctuary Wealth Group, LLC and Wells Fargo].

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.

Administrator. BNYM serves as administrator for the Fund. Its principal address is 240 Greenwich Street, New York, NY 10286.

BNYM serves as Administrator for the Fund pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in many aspects of the Trust's and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

The administrative fees paid to BNYM are included in the Fund’s unitary management fee.

Prior to the reclassification of the Trust from a UIT to an open-end management investment company, BNYM served as trustee of the Trust pursuant to the Initial Indenture and Agreement (as defined herein). The aggregate amount of fees paid by the Trust to BNYM in its prior capacity as trustee during the Trust’s fiscal years ended September 30, 2025, 2024 and 2023 are set forth in the chart below.

Fund	2025	2024	2023
Invesco QQQ Trust, Series 1	$[__]	$[__]	$[__]

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, NY 10286, also serves as custodian for the Fund pursuant to a custodian agreement. As Custodian, BNYM holds the Fund’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as Transfer Agent and dividend disbursing agent for the Fund pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor's principal address is 11 Greenway Plaza, Houston, TX 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangements. The Fund may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Collateral may consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the Fund’s investment policies. The Fund may lend securities to securities brokers and other borrowers.

Under the Program, each of BNYM and Invesco Advisers, Inc. (“Invesco Advisers”) serves as a securities lending agent for the Fund. To the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board has approved policies and procedures that govern the Fund’s securities lending activities when utilizing an affiliated securities lending agent, such as Invesco Advisers, consistent with the guidance set forth in the no-action letters.

Invesco Advisers serves as a securities lending agent to other clients in addition to the Fund. There are potential conflicts of interest involved in the Fund’s use of Invesco Advisers as an affiliated securities lending agent, including but not limited to: (i) Invesco Advisers as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loan, or lend securities to less creditworthy borrowers, in order to generate additional fees for Invesco Advisers; and (ii) Invesco Advisers as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to Invesco Advisers. Invesco Advisers seeks to mitigate these potential conflicts of interest by utilizing a lending methodology designed to provide its securities lending clients with equal lending opportunities over time.

In addition, the Adviser renders certain administrative services to the funds that engage in securities lending activities, which include, where applicable: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal in determining which specific securities are available for loan; (c) monitoring the securities lending agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the securities lending agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to securities lending agent inquiries; and (g) performing such other duties as may be necessary.

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Creation and Redemption of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Provider. No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

The Nasdaq-100 Index® is the Underlying Index of the Fund.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices). When the Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by the Fund during the fiscal years ended September 30, 2025, 2024 and 2023, are set forth in the chart below. Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI's trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Fund and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

Prior to its reclassification from a UIT to an open-end management investment company, the Trust did not place trades with the affiliated broker. Accordingly, during the fiscal years ended September 30, 2025, 2024 and 2023, the Fund did not pay any brokerage commissions to the affiliated broker.

	Total $ Amount of Brokerage Commissions Paid
Fund	2025	2024	2023
Invesco QQQ Trust, Series 1	$[__]	$[__]	$[__]

Portfolio Trading by Authorized Participants
When redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for sales of Fund Securities (as defined below). Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the redeeming AP in its capacity as a broker-dealer (or with a broker-dealer affiliated with the Authorized Participant or a third party broker-dealer engaged through the Authorized Participant) and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the Fund would otherwise incur as a consequence of settling redemptions in cash rather than in-kind.
Following the Fund’s receipt of a redemption order, to the extent such redemptions consist of a cash portion, the Fund may enter an order with the transacting Authorized Participant or its affiliated broker-dealer to sell the Fund Securities. Depending on the timing of the transaction and certain other factors, such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Fund Securities used for purposes of calculating the NAV applied to the redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the redeeming Authorized Participant (or a broker/dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant (or an affiliated or unaffiliated broker-dealer) as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, then the Authorized Participant generally may retain the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used and the expected amount, if any, of any Execution Performance Offset for the Fund may change from time to time based on the actual experience of the Fund.
ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust was formed as the NASDAQ-100 Trust, Series 1 pursuant to the Initial Trust Indenture in order to facilitate the creation of series of securities issued under a unit investment trust in accordance with the provisions of the 1940 Act and the laws of the State of New York. The Initial Trust Indenture set forth certain of its provisions in full and incorporated other of its provisions by reference to the Standard Terms and Conditions of Trust, as amended (the “Initial Standard Terms” and, together with the Initial Trust Indenture, as amended, the “Initial Indenture and Agreement”).

Invesco Capital Management LLC and The Bank of New York Mellon, in their capacities as sponsor and trustee, respectively, of the Trust prior to the Trust’s reclassification from a UIT to an open-end management investment company, determined to amend and restate the Initial Indenture and Agreement to permit the Trust to be administered such that its classification under the 1940 Act would change from a UIT to a management company, and obtained the consent of at least 51% of the beneficial owners of the Trust to effectuate such changes to the Initial Indenture and Agreement. Following such amendments, the Trust was reclassified to an open-end management investment company registered under the 1940 Act pursuant to the Amended and Restated Trust Indenture, which incorporates the Amended and Restated Standard Terms and Conditions of Trust (the “Amended Standard Terms” and, together with the Amended and Restated Trust Indenture, the “Amended and Restated Indenture and Agreement”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval, subject to the provisions of the Amended and Restated Indenture and Agreement.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders, except as set forth in the Amended and Restated Indenture and Agreement. Subject to the provisions of the Amended and Restated Indenture and Agreement, the Trustees, without shareholder approval, may amend the Amended and Restated Indenture and Agreement, or authorize the merger or consolidation of the Trust or any fund into another trust or entity, reorganize the Trust or any fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any fund.

The Trust is not required, and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Amended and Restated Indenture and Agreement.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Amended and Restated Indenture and Agreement provides that by becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Amended and Restated Indenture and Agreement. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

The Amended and Restated Indenture and Agreement contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Indenture and Agreement further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Amended and Restated Indenture and Agreement also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Amended and Restated Indenture and Agreement further provides that a current or former Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Amended and Restated Indenture and Agreement requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Amended and Restated Indenture and Agreement provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Amended and Restated Indenture and Agreement provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholders must first be made on the Trustees. Such demand must be executed by or on behalf of no less than three shareholders, each of which shall be unaffiliated or unrelated to any other complaining shareholder executing such demand, and shareholders owning shares representing at least ten percent 10%) of the voting power of the Fund must join in initiating the derivative action. The Amended and Restated Indenture and Agreement details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Amended and Restated Indenture and Agreement, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees. Insofar as the Federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the Federal securities laws.

The Amended and Restated Indenture and Agreement further provides that the Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and that neither the Trust nor the Fund shall be obligated to pay any attorneys' fees so incurred by a complaining shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

Pursuant to the Amended and Restated Indenture and Agreement, the Trust also has agreed to indemnify The Bank of New York Mellon, in its prior capacity as trustee of the Trust, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from (1) gross negligence, bad faith, willful misconduct, or willful malfeasance arising out of or in connection with the acceptance or administration of this Trust and any actions taken in accordance with the provisions of the Amended and Restated Indenture and Agreement or arising out of the administration of the Amended and Restated Indenture and Agreement or (2) reckless disregard of its obligations and duties under the Amended and Restated Indenture and Agreement or under applicable law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC

Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities the Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix A to this SAI. The Board periodically will review the Fund's proxy voting record.

The Trust is required to disclose annually information regarding how the Fund voted proxies related to its portfolio securities on Form N-PX covering the period July 1 through June 30 and to file it with the SEC no later than August 31. Information regarding how the Fund voted proxies related to its portfolio securities during the year ended June 30, 2026 will be available at no charge upon request by calling 1-800-983-0903, by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, or by visiting www.invesco.com/proxy-voting. The Form N-PX will also be available on the SEC's website at www.sec.gov no later than August 31 of each year.

Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust, the Adviser and the Distributor (collectively the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Code applies to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day.

The number of Shares that constitute a Creation Unit Aggregation for the Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for the Fund.

Role of the Authorized Participant

The Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of the Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of the Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor's broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a portfolio of securities that is substantially similar in composition and weighting to the Underlying Index securities (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

Each business day before the opening of regular trading on the Exchange (usually 9:30 a.m., Eastern Time), the Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced Portfolio Deposit is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the Underlying Index or resulting from stock splits and other corporate actions.

The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Securities that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by the Fund and will affect the value of its Shares; therefore, the Fund may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below). [If transacting as a broker for the Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.]

Creation Orders

Procedures for Creation of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with the Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”).

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares as determined on such date. With certain exceptions, the Order Cut-Off Time for the Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the NYSE—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor's behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process. Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

Acceptance of Creation Orders. The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC's position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act, to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (v) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, a sub-adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, the Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 115% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for the Fund). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Fund, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date - i.e., generally, the first Business Day following the Transmittal Date (“T+1”), except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP).

Outside the Clearing Process. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled.

Creation and Redemption Transaction Fees

Creation and redemption transactions for the Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for the Fund; however, BNYM may increase the administrative fee to a maximum of [three] times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable to BNYM)
Invesco QQQ Trust, Series 1	$[__]	$[__]

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent the Fund substitutes cash for any Deposit Security. Such cash-in-lieu fees are payable to the Fund and are charged to defray the transaction cost to the Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust the Fund's cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

If a purchase consists of a cash portion and the Fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. The Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities. The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

Each business day before the opening of regular trading on the Exchange (usually 9:30 a.m., Eastern Time), the Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of the Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “— Cash Redemptions” below).

Cash Redemptions. The Fund may elect to pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities), as described in the Fund’s Prospectus. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above). In addition, if transacting as a broker for the Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”).

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of the Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process. Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Shares directly through DTC.

Acceptance of Redemption Requests. The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP).

Outside the Clearing Process. An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP).

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP).

Regular Holidays

Notwithstanding the foregoing, the Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+1 (or as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP) in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+1 basis (or as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an AP) is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent the Fund from delivering securities within the normal settlement period. However, in no case will the Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.

TAXES

[TO BE UPDATED] The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC. In order to qualify for treatment as a RIC, the Fund must satisfy the following requirements:

• Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

• Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization. If the IRS determines that the Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below.

For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, the Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of

(a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Purchase of Shares. As a result of tax requirements, the Trust, on behalf of the Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15% or 20% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.

Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities Lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. government interest. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in October, November or December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Sale of Shares. A shareholder will recognize gain or loss on the sale of Shares in an amount equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. If you held your Shares as a capital asset, the gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on purchase and redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a loss within six months of purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund. This section should be read in conjunction with the discussion above under “Investment Restrictions” and “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.”

Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to tax on UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by the Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, the Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. The Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer's other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.

Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number;

• certify that this number is correct;

• certify that you are not subject to backup withholding; and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

• exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

• capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

• interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

The Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing

Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of Shares by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

DETERMINATION OF NAV

The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Custodian normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing. U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with the Valuation Procedures, subject to the Board’s oversight.

Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.

At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

If the Fund holds securities that are primarily traded on foreign markets, the value of such securities may change on days that are not business days of the Fund. Because the NAV of the Shares is only determined on business days of the Fund, the value of such foreign securities may change on days when you are not able to purchase or sell Shares. If, between the time trading ends on one or more securities and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of one or more securities unreliable in the Adviser’s judgment, the Adviser may fair value the security. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities’ prices not meeting the degree of certainty that the prices are reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track an Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Additional information regarding the current NAV per share of the Fund can be found at www.invesco.com/ETFs.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. [___], located at [__], serves as the Fund’s independent registered public accounting firm. [__] has been retained to audit the Fund’s annual financial statements and assists in the preparation and/or review of the Fund’s federal and state income tax returns.

FINANCIAL STATEMENTS

[The Fund’s audited financial statements for the fiscal year ended September 30, [2024], including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated by reference to the Fund’s annual shareholder report for the fiscal year ended September 30, [2024], which is on file with the SEC, and made part of this SAI. The Fund’s annual shareholder report is available at no charge on the Fund’s website or by calling 800.983.0903 during normal business hours.  [Unaudited financial statements for the period ended [] are set forth below.]

[to be inserted]

APPENDIX A

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING

Effective May 2025

Contents

I.	Introduction
A.	Our Approach to Proxy Voting
B.	Applicability of Policy

II.	Global Proxy Voting Operational Procedures
A.	Oversight and Governance
B.	The Proxy Voting Process
C.	Retention and Oversight of Proxy Service Providers
D.	Disclosures and Recordkeeping
E.	Market and Operational Limitations
F.	Securities Lending
G.	Conflicts of Interest
H.	Voting Funds of Funds
I.	Review of Policy

III.	Our Good Governance Principles
A.	Transparency
B.	Accountability
C.	Board Composition and Effectiveness
D	Capitalization
E.	Environmental and Social Issues
F.	Executive Compensation and Performance Alignment
Exhibit A

I. Introduction

Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.

A. Our Approach to Proxy Voting

Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.

A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.

B. Applicability of Policy

Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A.

Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.

A. Oversight and Governance

Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:

● monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
● assist Invesco in meeting regulatory obligations;
● review votes not aligned with our good governance principles; and
● consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.

B. The Proxy Voting Process

At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.

Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.

Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

C. Retention and Oversight of Proxy Service Providers

Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL,

Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.

While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.

Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.

Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.

As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.

D. Disclosures and Recordkeeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:

● In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
● To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

● In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
● In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
● In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
● In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
● In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
● In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
● In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
● In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.

E. Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:

● Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
● Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
● Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
● Invesco held shares on the record date but has sold them prior to the meeting date.
● Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which

Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
● Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.

G. Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

H. Voting Funds of Funds

Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:

● When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
● When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
● For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
● For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
● Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
● Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
● Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

I. Review of Policy

It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.

Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.

The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.

Our good governance principles are organized around six broad pillars:

A. Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

● We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.

External auditor ratification and audit fees:

● We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
● We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:

● disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
● the transaction must be fair and appropriate, with a sound strategic rationale;
● the company should provide an independent opinion either from the supervisory board or an external financial adviser;
● minority shareholders’ interests should be protected; and
● the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
● accept or approve a variety of routine reports; and
● approve provisionary financial budgets and strategy for the current year.

B. Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.

● We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
● We generally support proposals to decommission differentiated voting rights.
● Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

● We generally will not support proposals to adopt antitakeover devices such as poison pills.

Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

● In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
● We generally support proposals for the removal of anti-takeover provisions.

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.

Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:

● Ownership threshold: at least three percent (3%) of the voting power;
● Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
● Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

● Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.

Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.

Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
● Shareholders’ current right to call special meetings; and
● Investor ownership structure.

Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.

Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.

Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.

● We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
● Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

i. meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii. clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii. disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv. description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.

C. Board Composition and Effectiveness

Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

● We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
● We will generally vote against non-independent directors serving on the audit committee.
● We will generally vote against non-independent directors serving on the compensation committee.
● We will generally vote against non-independent directors serving on the nominating committee.
● In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

● We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
● We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
● We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

● We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
● We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.

Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.

Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include for example, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.

Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.

Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

Director election process: Board members should generally stand for election annually and individually.

● We will generally support proposals requesting that directors stand for election annually.
● We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
● We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
● When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
● Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.

Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.

D. Capitalization

Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.

Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.

Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

● We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
● We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

● We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

E. Environmental and Social Issues

Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:

● whether we consider the adoption of such proposal would promote long-term shareholder value;
● the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;
● the materiality of the issue(s) being raised;
● whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
● the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal;
● the intentions of the proponent(s) and how they impact the company’s long-term economic success;
● if the proposal requests greater transparency or disclosure to make an informed assessment; and
● whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F. Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long-term incentive awards are less than three years;
iv.	the company “front loads” equity awards;
v.	there are inadequate risk mitigating features in the program such as clawback provisions;
vi.	excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.

Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A

Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland, GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

PART C. OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number	Description

(a)(1)	Amended and Restated Trust Indenture and Agreement.*
(2)	Amended and Restated Standard Terms and Conditions of Trust.*
(b)	Bylaws of the Trust.*
(c)(1)	Amended and Restated Trust Indenture and Agreement, incorporated by reference to Item (a) above.
(2)	Amended and Restated Standard Terms and Conditions of Trust, incorporated by reference to Item (b) above.
(d)	Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC.*
(e)	Distribution Agreement between the Registrant and Invesco Distributors, Inc.*
(f)	Not applicable.
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon.*
(2)	Foreign Custody Manager Agreement.*
(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.*
(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon.*
(3)	Form of Participant Agreement.*
(i)	Opinion and Consent of Counsel.*
(j)	Consent of Independent Registered Public Accounting Firm.*
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Code of Ethics.*
(q)	Powers of Attorney.**

* To be filed by subsequent amendment.
** Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund.
None.

Item 30. Indemnification.
The Registrant (also, the “Trust”) is organized as a trust under the laws of the State of New York and is operated pursuant to an Amended and Restated Trust Indenture and Agreement, dated [ ], and Amended and Restated Standard Terms and Conditions of Trust, dated [ ] (the “Amended and Restated Agreement”).

Reference is made to Article X of the Amended and Restated Agreement:

Subject to the exceptions and limitations contained in this Section 10.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 10.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 10.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 10.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 11.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article X.

Amendments and Modifications. Without limiting the provisions of Section 12.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 10.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Agreement or the Bylaws.

Item 31. Business and Other Connections of the Investment Adviser.
Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which are included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the directors and executive officers of Invesco Capital Management LLC is set forth in Schedule A of Invesco Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2025 (and as amended through the date hereof) and is incorporated herein by reference. The Form ADV may be obtained free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. 801-61851.

Item 32. Principal Underwriters.
(a) The sole principal underwriter for the Registrant is [ ], which acts as distributor for the Registrant and the following other funds: [ ]

(b) The following are the Officers and Managers of the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER

[To be updated]

(c) Not applicable.

Item 33. Location of Accounts and Records.
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [ ].

Item 34. Management Services.
Not applicable.

Item 35. Undertakings.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 26th day of August, 2025.

INVESCO QQQ TRUSTSM, SERIES 1
(Name of Registrant)

By:	INVESCO CAPITAL MANAGEMENT LLC
(Sponsor)

By:	/s/ Brian Hartigan
Brian Hartigan
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

INVESCO CAPITAL MANAGEMENT LLC

/s/ Terry Vacheron*	Chief Financial Officer
Terry Vacheron

/s/ Kelli Gallegos	Principal Financial and Accounting Officer – Pooled Investments
Kelli Gallegos

/s/ Melanie Ringold*	Managing Director
Melanie Ringold

/s/ Jordan Krugman*	Managing Director
Jordan Krugman

/s/ Brian Hartigan	Managing Director
Brian Hartigan

*
By his signature below, Brian Hartigan, pursuant to duly executed Powers of Attorney filed herewith, has signed this Post-Effective Amendment No. 33 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.

/s/ Brian Hartigan
Brian Hartigan
Attorney-in-Fact

Exhibit Index
Exhibit No.	Description
EX-28.q	Powers of Attorney